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Exhibit 21.1

The Mills Corporation — Subsidiaries

Name of Entity	State
1199240 Ontario Inc.	Ontario
Arizona Mills SPE Corp.	Delaware
Arizona Mills SPE, L.L.C.	Delaware
Arizona Mills, L.L.C.	Delaware
Arundel Finance, L.L.C.	Delaware
Arundel Mills Limited Partnership	Delaware
Arundel Mills Residual Finance, L.L.C.	Delaware
Arundel Mills Residual Limited Partnership	Delaware
Arundel Mills Residual, L.L.C.	Delaware
Arundel Mills, L.L.C.	Delaware
Broward Mall Investors, L.P.	Delaware
Broward Mall Limited Partnership	Delaware
Broward Mall Operating Company, L.L.C.	Delaware
Candlestick Mills Limited Partnership	California
Candlestick Mills, L.L.C.	Delaware
Colorado Mills Limited Partnership	Delaware
Colorado Mills Residual Limited Partnership	Delaware
Colorado Retail Development Company, L.L.C.	Delaware
Commonwealth Investors, Inc.	Delaware
Concord Mills Limited Partnership	Delaware
Concord Mills Mall GP, L.L.C.	Delaware
Concord Mills Mall Limited Partnership	Delaware
Concord Mills Residual III Limited Partnership	Delaware
Concord Mills Residual III, L.L.C.	Delaware
Concord Mills Residual Limited Partnership	Delaware
Concord Mills Residual, L.L.C.	Delaware
Concord Mills SPE Corp.	Delaware
Concord Mills, L.L.C.	Delaware
Covifa Luxembourg International S.á r.l.	Luxembourg
Crosswinds Center Associates of St. Petersburg (MLP) Limited Partnership	District of Columbia
Crosswinds Corp.	Delaware
Crosswinds L.L.C.	Delaware
Denver West Holding Company, L.L.C.	Delaware
Dover Commons Investors, L.P.	Delaware
Dover Commons Limited Partnership	Delaware
Dover Commons Operating Company, L.L.C.	Delaware
Dover Commons SPE Corp.	Delaware
Dover Mall II Limited Partnership	Delaware
Dover Mall II Operating Company, L.L.C.	Delaware
Dover Mall Investors, L.P.	Delaware
Dover Mall Limited Partnership	Delaware
Dover Mall Operating Company, L.L.C.	Delaware
Dover Mall Residual I Limited Partnership	Delaware
Dover Mall Residual I, L.L.C.	Delaware
Dover Mall SPE Corp.	Delaware
Esplanade Mall Investors, L.P.	Delaware
Esplanade Mall Limited Partnership	Delaware
Esplanade Mall Operating Company, L.L.C.	Delaware
Esplanade Mall Residual I Limited Partnership	Delaware

Esplanade Mall Residual I, L.L.C.	Delaware
Esplanade Mall SPE Corp.	Delaware
Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership	Illinois
Fashion Center Corp.	Delaware
Fashion Center L.L.C.	Delaware
Fine Furniture Holdings, LLC	Delaware
FoodBrand Colorado, L.L.C.	Delaware
FoodBrand Franklin Mills, L.L.C.	Delaware
FoodBrand Holdings, L.L.C.	Delaware
FoodBrand Kentucky, L.L.C.	Delaware
FoodBrand Management Company, L.L.C.	Delaware
FoodBrand Services, Inc.	Delaware
FoodBrand, L.L.C.	Delaware
Franklin Mills Associates Limited Partnership	District of Columbia
Franklin Mills GP, Inc.	Delaware
Franklin Mills Residual Corp.	Delaware
Franklin Mills Residual Limited Partnership	District of Columbia
Franklin Mills, L.L.C.	Delaware
Germantown Corp.	Delaware
Germantown Development Associates (MLP) Limited Partnership	Maryland
Germantown Development Associates L.L.C.	Delaware
Golober, B.V.	Spain
Grapevine Mills Development Company, L.L.C.	Delaware
Grapevine Mills Finance Corp.	Delaware
Grapevine Mills II Limited Partnership	Delaware
Grapevine Mills II SPE Corp.	Delaware
Grapevine Mills III Limited Partnership	Delaware
Grapevine Mills III SPE Corp.	Delaware
Grapevine Mills IV Limited Partnership	Delaware
Grapevine Mills IV SPE Corp.	Delaware
Grapevine Mills Limited Partnership	Delaware
Grapevine Mills Operating Company II, L.L.C.	Delaware
Grapevine Mills Operating Company III, L.L.C.	Delaware
Grapevine Mills Operating Company IV, L.L.C.	Delaware
Grapevine Mills Operating Company V, L.L.C.	Delaware
Grapevine Mills Operating Company, L.L.C.	Delaware
Grapevine Mills Residual Limited Partnership	Delaware
Grapevine Mills Residual Operating Company, L.L.C.	Delaware
Grapevine Mills V Limited Partnership	Delaware
Grapevine Mills V SPE Corp.	Delaware
Gurnee Mills L.L.C.	Delaware
Gurnee Mills Operating Company, L.L.C.	Delaware
Gwinnett Corp.	Delaware
Gwinnett L.L.C.	Delaware
Gwinnett Marketfair Associates Limited Partnership	Georgia
Houston Development I L.P.	Texas
Hunt Club Road Properties Associates Limited Partnership	Illinois
Katy Mills Limited Partnership	Delaware
Katy Mills Mall GP, L.L.C.	Delaware
Katy Mills Mall Limited Partnership	Delaware
Katy Mills Mall SPE Corp.	Delaware
Katy Mills Residual Limited Partnership	Delaware
Katy Mills Residual, L.L.C.	Delaware

Katy Mills, L.L.C.	Delaware
Lakewood Commercial Development Company, L.L.C.	Delaware
Liberty Plaza GP, Inc.	Delaware
Liberty Plaza Limited Partnership	Delaware
Liberty Plaza, L.L.C.	Delaware
Madrid Xanadu 2003 S.L.	Luxembourg
Madrid Xanadu 2004 S.L.	Luxembourg
Mainstreet Retail Limited Partnership	Delaware
Mainstreet Retail, Inc.	Delaware
Mainstreet Ventures, Inc.	Delaware
Management Associates Limited Partnership	Delaware
Manufacturers @ The Mills Corp.	Delaware
Meadowlands Mills L.L.C.	Delaware
Meadowlands Mills Limited Partnership	Delaware
MEI Retail Holdings I, L.L.C.	Delaware
MEI Retail Holdings II, L.L.C.	Delaware
Mills CF Holdings Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual, L.P.	Delaware
Mills CF Holdings, L.P.	Delaware
Mills Corporation Finance (Luxembourg) S.a r.l.	Luxembourg
Mills Enterprises, Inc.	Delaware
Mills Forest Fair, LLC	Delaware
Mills Global II, L.L.C.	Delaware
Mills Global Services Corp.	Delaware
Mills Global Services of Spain, S.L.	Spain
Mills Global, L.L.C.	Delaware
Mills Holdings II, L.P.	Delaware
Mills Holdings Investors II GP, L.L.C.	Delaware
Mills International Acquisitions (Luxembourg) S.à r.l.	Luxembourg
Mills Management L.L.C.	Delaware
Mills Ontario Acquisitions, L.L.C.	Delaware
Mills Texas Acquisitions Limited Partnership	Delaware
Mills Texas Acquisitions, L.L.C.	Delaware
Mills TV Corp.	Delaware
Mills-Kan Am B.V.	Netherlands
Mills-Kan Am Colorado Limited Partnership	Delaware
Mills-Kan Am Colorado Residual Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Residual Limited Partnership	Delaware
MillsServices Canada Corp.	Ontario
MillsServices Corp.	Delaware
MillsServices of Grapevine, Inc.	Delaware
Moe's Beverage, Inc.	Texas
Mount Prospect Plaza (MLP) Limited Partnership	Illinois
Mount Prospect Plaza Corp.	Delaware
Mount Prospect Plaza L.L.C.	Delaware
MTS Services of Tempe, L.L.C.	Delaware
Northpark Mall Investors, L.P.	Delaware
Northpark Mall Limited Partnership	Delaware
Northpark Mall Operating Company, L.L.C.	Delaware
Northpark Mall Residual I Limited Partnership	Delaware
Northpark Mall Residual I, L.L.C.	Delaware

Northpark Mall SPE Corp.	Delaware
Ontario Mills Finance Corp.	Delaware
Ontario Mills Finance, L.L.C.	Delaware
Ontario Mills II Limited Partnership	Delaware
Ontario Mills II SPE Corp.	Delaware
Ontario Mills II, L.L.C.	Delaware
Ontario Mills III Limited Partnership	Delaware
Ontario Mills III SPE Corp.	Delaware
Ontario Mills III, L.L.C.	Delaware
Ontario Mills L.L.C.	Delaware
Ontario Mills Limited Partnership	Delaware
Ontario Mills Residual Limited Partnership	Delaware
Ontario Mills Residual, L.L.C.	Delaware
Opry Mills Manager, L.L.C.	Delaware
Opry Mills Operating Company, L.L.C.	Delaware
Opry Mills SPE Corp.	Delaware
Orange City Mills GP Member, L.L.C.	Delaware
Orange City Mills GP, L.L.C.	Delaware
Orange City Mills II Limited Partnership	Delaware
Orange City Mills II, L.L.C.	Delaware
Orange City Mills Limited Partnership	Delaware
Orange City Mills Mezzanine GP, L.L.C.	Delaware
Orange City Mills Mezzanine Limited Partnership	Delaware
Orange City Mills Mezzanine SPE Corp.	Delaware
Orange City Mills SPE Corp.	Delaware
Parque de Nieve Madrid, S.L.	Spain
Pittsburgh Mills Limited Partnership	Delaware
Pittsburgh Mills Residual Limited Partnership	Delaware
Pittsburgh Mills, L.L.C.	Delaware
Potomac Gurnee SPE Corp.	Delaware
Potomac Mills Operating Company, L.L.C.	Delaware
Premises Providers, Inc.	Maryland
Riverside Square Limited Partnership	Delaware
Riverside Square Operating Company, L.L.C.	Delaware
Riverside Square SPE Corp.	Delaware
Ron Jon Surf Shop Sawgrass Mills, L.L.C.	Florida
Ron Jon Surf Shop Southern California, L.L.C.	Florida
Sawgrass Mills Phase II Corp.	Delaware
Sawgrass Mills Phase II Limited Partnership	Delaware
Sawgrass Mills Phase II SPE, L.L.C.	Delaware
Sawgrass Mills Phase II, L.L.C.	Delaware
Sawgrass Mills Phase III GP Member, L.L.C.	Delaware
Sawgrass Mills Phase III GP, L.L.C.	Delaware
Sawgrass Mills Phase III Limited Partnership	Delaware
Sawgrass Mills Phase III Mezzanine GP, L.L.C.	Delaware
Sawgrass Mills Phase III Mezzanine Limited Partnership	Delaware
Sawgrass Mills Phase III Mezzanine SPE Corp.	Delaware
Sawgrass Mills Phase III SPE Corp.	Delaware
Sawgrass Mills Phase IV Limited Partnership	Delaware
Sawgrass Mills Phase IV, L.L.C.	Delaware
Sawgrass Mills Springing Member Corp.	Delaware
Sawgrass Service, L.L.C.	Delaware
SF Piers 27-31, L.L.C.	Delaware

St. Louis Mills Limited Partnership	Delaware
St. Louis Mills Residual Limited Partnership	Delaware
St. Louis Mills Residual, L.L.C.	Delaware
St. Louis Mills, L.L.C.	Delaware
Sugarloaf Gwinnett Entertainment Company, L.P.	Delaware
Sugarloaf Mills Limited Partnership	Delaware
Sugarloaf Mills Residual Corp.	Delaware
Sugarloaf Mills Residual Limited Partnership	Delaware
Sugarloaf Mills Residual, L.L.C.	Delaware
Sugarloaf Mills, L.L.C.	Delaware
Sunrise Mills (MLP) Limited Partnership	District of Columbia
Sunrise Mills Corp.	Delaware
Sunrise Mills L.L.C.	Delaware
Sunrise Mills/MLP, L.L.C.	Delaware
The Mills Corporation	Delaware
The Mills Corporation Spain B.V.	Netherlands
The Mills Corporation Xanadu B.V.	Spain
The Mills Limited Partnership	Delaware
TMC Maintenance Company	Delaware
Vaughan Mills Advisory Services, Inc.	Delaware
Vaughan Mills Irrevocable Grantor Trust	N/A
WEC 99J-13 LLC	Delaware
WEC 99J-15 LLC	Delaware
WEC 99J-16 LLC	Delaware
WEC 99J-17 LLC	Delaware
WEC 99J-18 LLC	Delaware
WEC 99J-2 LLC	Delaware
WEC 99J-20 LLC	Delaware
WEC 99J-23 LLC	Delaware
WEC 99J-25 LLC	Delaware
WEC 99J-3 LLC	Delaware
WEC 99J-32 LLC	Delaware
WEC 99J-5 LLC	Delaware
WEC 99J-61 LLC	Delaware
WEC 99J-62 LLC	Delaware
WEC 99J-65 LLC	Delaware
WEC 99J-66 LLC	Delaware
WEC 99J-68 LLC	Delaware
WEC 99J-74 LLC	Delaware
WEC 99J-78 LLC	Delaware
Western Hills Plaza Corp.	Delaware
Western Hills Plaza L.L.C.	Delaware
White Plains Galleria Investors, L.P.	Delaware
White Plains Galleria Limited Partnership	Delaware
White Plains Galleria Operating Company, L.L.C.	Delaware
White Plains Galleria SPE Corp.	Delaware
White Plains Galleria, Inc.	Delaware
WPFC/Mills Development Company, L.L.C.	Delaware

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  Exhibit 21.1
The Mills Corporation — Subsidiaries